Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions

Note Two – Acquisitions

            On May 31, 2012, the Company acquired 100% of the outstanding common and preferred stock of Virginia Savings Bancorp, Inc. and its wholly owned subsidiary, Virginia Savings Bank (collectively, “VSB”).  As a result of this acquisition, the Company acquired five branches which expanded its footprint into Virginia.  At the time of closing, VSB had total assets of $132 million, loans of $82 million, deposits of $120 million and shareholders’ equity of $11 million.

            The total transaction was valued at $12.4 million, consisting of cash of $4.7 million and approximately 240,000 shares of common stock valued at $7.7 million.  The common stock was valued based on the closing price of $32.18 for the Company’s common shares on May 31, 2012.  The preliminary purchase price has been allocated as follows:

May 31, 2012
Consideration:
Cash	$4,672
Common stock	7,723
$12,395

Identifiable assets:
Cash and cash equivalents	$24,943
Investment securities	14,082
Loans	73,463
Premises and equipment	5,158
Other assets	8,799
Total identifiable assets	126,445

Identifiable liabilities:
Deposits	122,723
Other liabilities	698
Total identifiable liabilities	123,421

Net identifiable assets	3,024
Goodwill	8,098
Core deposit intangible	1,273
$12,395

            In determining the estimated fair value of the acquired loans, management considered several factors, such as estimated future credit losses, estimated prepayments, remaining lives of the acquired loans, estimated value of the underlying collateral and the net present value of the cash flows expected to be received.  For smaller loans not specifically reviewed, management grouped the loans into their respective homogeneous loan pool and applied a loss estimate accordingly.

            Acquired loans are accounted for using one of the two following accounting standards:

(1)

ASC Topic 310-20 is used to value loans that do not have evidence of credit quality deterioration.  For these loans, the difference between the fair value of the loan and the amortized cost of the loan is amortized or accreted into income using the interest method.

(2)

ASC Topic 310-30 is used to value loans that have evidence of credit quality deterioration.  For these loans, the expected cash flows that exceed the fair value of the loan represent the accretable yield, which is recognized as interest income on a level-yield basis over the expected cash flow periods of the loans.  The non-accretable difference represents the difference between the contractually required principal and interest payments and the cash flows expected to be collected based upon management’s estimation.  Subsequent decreases in the expected cash flows will require the Company to evaluate the need for additions to the Company’s allowance for loan losses.  Subsequent increases in the expected cash flows will result in a reversal of the provision for loan losses to the extent of prior charges with a corresponding adjustment to the accretable yield, which will result in the recognition of additional interest income over the remaining lives of the loans.

The following table presents the loans acquired in conjunction with the VSB acquisition:

May 31, 2012

Contractually required principal and interest	$11,567
Contractual cash flows not expected to be collected (non-accretable difference)	(3,973)
Expected cash flows	7,594
Interest component of expected cash flows (accretable difference)	(954)
Estimated fair value of purchased credit impaired loans acquired	$6,640

Estimated fair value of performing loans acquired (contractual balance of $72.5 million)	66,823
Estimated fair value of loans acquired	$73,463

              The fair values of non-time deposits approximated their carrying value at the acquisition date.  For time deposits, the fair values were estimated based on discounted cash flows, using interest rates that are currently being offered compared to the contractual interest rates.   Based on this analysis, management recorded a premium on time deposits acquired of $2.3 million, which is being amortized over five years.

The Company believes that the customer relationships with the deposits acquired have an intangible value.  In connection with the acquisition, the Company recorded a core deposit intangible asset of $1.3 million, which represents the value of the relationship that VSB had with their deposit customers.  The fair value was estimated based on a discounted cash flow methodology that considered type of deposit, deposit retention and the cost of the deposit base.   The core deposit intangible is being amortized over ten years, with an annual charge of less than $0.2 million per year.  The following table presents a rollforward of the Company’s intangible assets from the beginning of the year:

Intangible Assets
Balance, January 1, 2012	$1,274
Core deposit intangible acquired in conjunction with the acquisition of VSB	1,273
Amortization expense	(478)
Balance, December 31, 2012	$2,069

Under GAAP, management has up to twelve months following the date of the acquisition to finalize the fair values of acquired assets and liabilities.  The measurement period ends as soon as the Company receives information it was seeking about facts and circumstances that existed as of the acquisition date or learns more information is not obtainable.  Any subsequent adjustments to the fair value of the acquired assets and liabilities, intangible assets or other purchase accounting adjustments will result in adjustments to the goodwill recorded.  The measurement period is limited to one year from the acquisition date.  The goodwill recorded in conjunction with the VSB acquisition is not expected to be deductible for tax purposes.  The following table presents a rollforward of goodwill from the beginning of the year:

Goodwill
Balance, January 1, 2012	$54,890
Goodwill acquired in conjunction with the acquisition of VSB	8,098
Balance, December 31, 2012	$62,988

            On January 10, 2013, the Company acquired 100% of the outstanding common and preferred stock of Community Financial Corporation and its wholly owned subsidiary Community Bank (“Community”).  As a result of this acquisition, the Company acquired eight branches along the I-81 corridor in western Virginia and two branches in Virginia Beach, Virginia.  At the time of closing, Community had total assets of $460 million, loans of $410 million, deposits of $380 million and shareholders’ equity of $53 million.  Community shareholders received 0.1753 shares of City Holding Company common stock for each share of Community Financial Corporation stock, resulting in the issuance of approximately 767,000 shares of City Holding Company common stock valued at approximately $28 million.  The common stock was valued based on the closing price of $36.23 for the Company's common shares on January 9, 2013.